UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 13, 2006
                                                         -----------------

                        NEW YORK COMMUNITY BANCORP, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     1-31565                  06-1377322
------------------------------ -------------------------  --------------------
(State or other jurisdiction    Commission File Number       (I.R.S. Employer
    of incorporation or                                    Identification No.)
      organization)


                  615 Merrick Avenue, Westbury, New York 11590
                    (Address of principal executive offices)


                                 (516) 683-4100
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange
    Act (17 CFR 240.13e-4(c))

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CURRENT REPORT ON FORM 8-K


Item 7.01 Regulation FD Disclosure

     On November 13, 2006, New York Community Bancorp, Inc. (the "Company") issued a press release announcing that its wholly-owned subsidiary, New York Community Statutory Trust II ("Statutory Trust II"), will redeem all $50.3 million of its floating rate trust preferred securities on December 28, 2006.

Item 9.01 Financial Statements and Exhibits

(c) Attached as Exhibit 99.1 is a press release issued by the Company on November 13, 2006, announcing the redemption of certain trust preferred securities of the Company.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 13, 2006                     NEW YORK COMMUNITY BANCORP, INC.
       -----------------

                                             /s/ Thomas R. Cangemi
                                             --------------------------------
                                             Thomas R. Cangemi
                                             Senior Executive Vice President
                                               and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit 99.1               Press release issued on November 13, 2006.